UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

WESMARK FUNDS

(Exact name of Registrant as Specified in Charter)

One Bank Plaza

Wheeling, West Virginia 26003

(Address of Principal Executive Offices)

(304) 234-9419

(Registrant’s Telephone Number)

Todd P. Zerega, Secretary

Reed Smith LLP

225 Fifth Avenue

Pittsburgh, Pennsylvania 15222

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WESMARK FUNDS

Notice of Special Meeting of Shareholders

to be held on January 21, 2011

WesMark Funds (the “Trust”) will hold a special meeting of shareholders on January 21, 2011 at 10:00 a.m., Eastern Time, as may be adjourned from time to time at the offices of WesBanco Investment Department, a division of WesBanco Bank, Inc., One Bank Plaza, Fifth Floor Board Room, Wheeling, West Virginia 26003 (the “Meeting”).

Shareholders will be asked to vote on the following matter:

1. To elect two Trustees for the Trust.

Any shareholder who owned shares of the Trust at the close of business on December 27, 2010 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP THE TRUST AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY.

Dated: January 6, 2011
By Order of the Board of Trustees
Todd P. Zerega, Secretary

SPECIAL MEETING OF SHAREHOLDERS OF THE

WESMARK FUNDS

WesMark Growth Fund

WesMark Small Company Growth Fund

WesMark Balanced Fund

WesMark Government Bond Fund

WesMark West Virginia Municipal Bond Fund

to be held on January 21, 2011

The Board of Trustees for WesMark Funds (the “Trust”) has sent you this Proxy Statement to ask for your vote on the Proposal affecting the Trust as described in this Proxy Statement. The Trust will hold a Special Meeting of Shareholders on January 21, 2011 at 10:00 a.m., Eastern Time, as may be adjourned from time to time, at the offices of WesBanco Bank, Inc., One Bank Plaza, Wheeling, West Virginia 26003 (the “Meeting”).

Any shareholder who owned shares of any series of the Trust (the “Funds”) on December 27, 2010 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

You should read the entire Proxy Statement before voting. Please call us at 1-800-864-1013 if you have any questions. The Trust expects to mail the Notice of Special Meeting of Shareholders, this Proxy Statement and proxy card to Fund shareholders on or about January 6, 2011.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

The Annual Report to shareholders of the Funds dated December 31, 2009, which includes financial statements of the Funds, and the Semi-Annual Report to shareholders of the Funds dated June 30, 2010 have previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report can be obtained at no cost. To request a report, please call 1-800-864-1013, write to WesMark Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.wesmarkfunds.com.

INFORMATION ABOUT THE MEETING

What Proposal am I being asked to vote on?

You are being asked to vote on the election of two Trustees of the Trust. The election of each Trustee will be determined by the affirmative vote of a plurality of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

Has the Trust’s Board approved the Proposal?

Yes. The Board unanimously approved the Proposal at its November 2010 meeting and recommends that you approve the Proposal.

Why am I being asked to elect two Trustees for the Trust?

The Trustees are your representatives who oversee management and operations of the Trust. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, new trustees cannot be appointed by the Trustees to fill vacancies created on the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by Fund shareholders. The Board currently has three Trustees, two of whom have been elected by shareholders. In addition, the Board has determined it to be in the best interests of the Trust and its shareholders to add an additional Trustee to the Board.

When and where will the Meeting be held?

The Meeting will be held on January 21, 2011, at 10:00 a.m., Eastern Time, at WesBanco Bank, One Bank Plaza, Fifth Floor Board Room, Wheeling, West Virginia, and may be adjourned if the necessary quorum to transact business, or the vote required to approve a Proposal for the Trust, is not obtained at the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card and mailing the proxy card in the enclosed postage-paid envelope. You also may vote your shares via the Internet or by telephone by following the instructions on the enclosed proxy card and accompanying materials. Shareholders of record of each Fund at the close of business on December 27, 2010 (the “Record Date”) will receive notice of and be asked to vote on the Proposal. If you need assistance or have any questions regarding the Proposal or how to vote your shares, please call 1-800-864-1013.

* * * * *

PROPOSAL 1: TO ELECT TWO TRUSTEES TO THE TRUST

Each of the following individuals currently serves as a Trustee on the Board: Lawrence E. Bandi, Richard A. Hay and Robert E. Kirkbride. Each of these Trustees, with the exception of Mr. Hay, previously has been elected by the Trust’s shareholders. Mr. Hay was appointed to the Board in November 2007 to fill the vacancy created by the resignation of another trustee. In November 2010, the Board nominated Mark M. Gleason to serve as an additional trustee of the Trust. The Nominating Committee of the Board has nominated Mr. Gleason and Mr. Hay for election by shareholders at the Meeting. Hereafter, the current Board members will be referred to as the “Trustees” and Mr. Hay and Mr. Gleason will be each be referred to as a “Nominee” and collectively referred to as the “Nominees.” If the Nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for the Nominees or any individual Nominee, all validly executed proxies will be voted for the election of the Nominees.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Nominees will hold office until their successors are duly elected and qualified. If a Nominee should be unable to accept election, serve his term or resign, the Board may, in its discretion and subject to the Investment Company Act of 1940, as amended (the “1940 Act”), select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected. If, for any reason, any Nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. Shareholders owning more than 10% of the outstanding shares of the Trust or Fund also have the right to call a meeting. With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizational documents. If at any time, less than a majority of the Trustees holding office have been elected by the shareholders of the Trust, the Trustees then in office will promptly call a shareholders’ meeting, consistent with the requirements of the 1940 Act, for the purpose of electing Trustees to the Trust.

Listed below, for each Nominee and Trustee, are his name and age; position(s) and length of service with the Trust; principal occupation(s) during the past five years; and any other directorships held by the Trustee or Nominee. Mr. Kirkbride is the only Trustee who is an “interested person” as that term is defined in the 1940 Act because of Mr. Kirkbride’s security holdings in WesBanco Inc., the parent company to the Funds’ investment adviser. The remaining Trustees, including the Nominees, are not “interested persons” under the 1940 Act and therefore will be referred to as “Independent Trustees.” Each of the Trustees and Nominees serve (or will serve in the case of Mr. Gleason) as a Trustee for the Trust, which is comprised of five individual fund portfolios.

Trustees and Nominees

Name Age Address Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
INDEPENDENT TRUSTEES

Lawrence E. Bandi Age: 56 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003

Principal Occupations: VP/Chief Financial Officer, MPD Corporation (Property Management), Wheeling, WV

Other Directorships: Welty Corporation (Home for the Aged), Wheeling National Heritage Area Corporation (Community Preservation), Special Wish Foundation (Charity), United Way of the Upper Ohio Valley (Charity), Wheeling Convention and Visitors Bureau (Economic Development), and Catholic Charities West Virginia, Inc. (Charity).

TRUSTEE Began serving September 2004	Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education).

Mark M. Gleason† Age: 60	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm).

WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003	Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

TRUSTEE NOMINEE Service on Board contingent upon requested shareholder approval.

Richard A. Hay† Age: 61 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003	Principal Occupation: Retired Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).

TRUSTEE NOMINEE Began serving December 2008

INTERESTED TRUSTEE
Robert E. Kirkbride* Age: 71 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Officer, Christy & Associates (Real Estate Development and Investment Management); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production).
CHAIRMAN AND TRUSTEE Began serving September 2004

†	Mr. Gleason and Mr. Hay were first identified as a potential nominee by an officer of both the Trust and the Adviser. Both Mr. Gleason’s and Mr. Hay’s nomination for Trustee was recommended to the Nominating Committee by the Board, and they were selected and nominated by the Nominating Committee.

*	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc., and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for overseeing the operations of the Funds. The Trustees also supervise the operation of the Funds by officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by the Funds’ investment adviser, review annually the fees paid to the Funds’ investment adviser and oversee the Funds’ compliance program. The Trustees’ role is to provide oversight and not to provide day-to-day management of the Funds.

The Board has all power necessary or convenient to carry out its responsibilities. Consequently, the Board may adopt bylaws providing for the regulation and management of the affairs of the Trust and may amend or repeal them to the extent that such bylaws do not reserve that right to the Trust’s shareholders. The Board may increase or reduce the number of Board members and may, subject to the 1940 Act, fill vacancies on the Board. The Board may also elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may establish and terminate committees that may exercise the powers and authority of the Board as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, principal underwriter or other service provider to a Fund.

There were four regular meetings of the Trustees held during the Trust’s fiscal year ended December 31, 2010. Each Trustee attended at least 75% of the meetings each was entitled to attend and also attended at least 75% of the total number of meetings held by all Board committees on which the Trustee served during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

If the Nominees are elected at the Meeting, the Board will be comprised of three Independent Trustees and one individual who is considered an “interested” Trustee. If the slate of Nominees is approved by shareholders, 75% of the Board will be comprised of Independent Trustees.

Any shareholder who wishes to communicate with the Board, or a member of the Board, should send a written communication addressed to the Secretary of the Trust by writing to: WesMark Funds, c/o Reed Smith, LLP, 225 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2716. The Secretary of the Trust will forward all such communications received to the Board, or, as applicable, the individual trustee named in the correspondence.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Audit Firm”). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Mr. Bandi, Mr. Hay and, if approved by shareholders, Mr. Gleason. The Audit Committee met twice during the fiscal year ended December 31, 2010.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and, upon shareholder approval, Mr. Gleason. The Nominating Committee of the Board met once during the fiscal year ended December 31, 2010.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Reed Smith, LLP, 225 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2716.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Funds’ investment adviser, officers of the Trust and Trust service providers. For example, the Trust’s independent registered public accounting firm reports annually to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Trust’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Trust, the Funds’ investment adviser, distributor, administrator and transfer agent. In addition, the Independent Trustees meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Board Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of the Trust’s management. The Board currently consists of two Independent Trustees and one Interested Trustee. If the Nominees are approved by shareholders the Board will consist of three Independent Trustees and one Interested Trustee.

The Chairman of the Board, Mr. Kirkbride, is an Interested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, Trust officers, attorneys and other Trustees between meetings. The Independent Trustees have appointed Mr. Bandi as the lead Independent Trustee. In his role as lead Independent Trustee, Mr. Bandi presides at the meetings of Independent Trustees. As previously disclosed, Mr. Kirkbride is an Interested Trustee due to his security holdings in WesBanco, Inc., the ultimate parent company of the Funds’ investment adviser. Mr. Kirkbride is not an employee or officer of the Funds’ investment adviser. The members of the Board believe that Mr. Kirkbride has served as an effective liaison between the Board and the Funds’ various service providers, including the Funds’ investment adviser and accordingly believe he serves as an effective Chairman of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. The committee structure facilitates orderly and efficient communication among the Independent Trustees, Trust management, services providers and the full Board.

While the Board has determined it to be in the best interests of the Trust and its shareholders to add an additional trustee to the Board, the Trust has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters as the independence of a majority of Trustees, the independence of all members of the Audit and Nominating Committees, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Qualifications and Experience

The following is a brief discussion, for each Nominee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a Trustee. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently. Qualifications considered by the Board to be important to the selection and retention of a Board member include the following: integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge and experience, dedication, commitment to devote the time and attention necessary to fulfill a Trustee’s duties, and an individual’s ability to work effectively with the other members of the Board.

The Nominating Committee Charter of the Board, which contains the Board’s policy on trustee qualifications, is set forth as Exhibit A hereto. Each Nominee’s individual experience is summarized in the table above and was considered as part of their nomination to the Board.

Independent Registered Public Accounting Firm Fees and Services

Each Fund selected Tait Weller & Baker LLP (“Tait Weller”) as its independent registered public accounting firm for each Fund’s fiscal years ended January 31, 2009 and December 31, 2009 as well as the fiscal year ended December 31, 2010. The Audit Fees, Audit-Related Fees and All Other Fees related to Tait Weller for the Trust’s two most recent fiscal years are as follows:

Accounting Firm Fees and Services	Fiscal Year Ended 1/31/2009	Fiscal Year Ended 12/31/2009*

Audit Fees: Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements.	$98,300	$98,300

Audit-Related Fees: Aggregate fees billed for professional services rendered by the principal accountant for the verification of the Funds’ securities and similar investments in accordance with Rule 17f-2 under the 1940 Act.

	None	None

Tax Fees: Aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.	None	None

All Other Fees: Aggregate fees billed to any Fund by the principal accountant for services other than the services reported in the items above titled “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”	None	None

*	Effective March 17, 2009, the Board of Trustees approved changing the fiscal year-end of each Fund from January 31 to December 31. The fees set forth in the table above are for the period beginning February 1, 2009 through December 31, 2009.

Share Ownership

As of November 30, 2010, the dollar range of equity securities in the Funds beneficially owned by the Trustees and Nominees were as follows:

Dollar Range of Equity Securities in Each Fund
Name of Trustee/Nominee	Growth Fund	Small Company Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees/Nominees
Lawrence E. Bandi	$10,000 - $50,000	None	None	None	None	$10,001 - $50,000
Mark M. Gleason	None	None	None	None	None	None
Richard A. Hay	None	None	None	None	None	None

Interested Trustee
Robert E. Kirkbride	$10,000 - $50,000	None	None	None	None	$10,001 - $50,000

As of November 30, 2010, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Funds’ investment adviser or the principal underwriter or any person controlling, controlled by or under common control with such persons. For these purposes, “immediate family member” includes the Trustee’s or Nominee’s spouse, children residing in the current Trustee’s or Nominee’s household and dependents of the Trustee or Nominee.

Compensation of Trustees

The Trustees of the Trust receive a quarterly retainer fee in the amount of $3,437.50 and an additional $3,437.50 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees.

For the fiscal year ended December 31, 2010, the Trustees received the following compensation:

Name of the Trustee/Nominee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust Paid to Trustees

Independent Trustee/Nominees
Lawrence E. Bandi	$27,500	None	None	$27,500
Mark M. Gleason	None	None	None
Richard A. Hay	$27,500	None	None	$27,500

Interested Trustee
Robert E. Kirkbride	$27,500	None	None	$27,500

As previously noted, Mr. Kirkbride serves as a paid consultant to an affiliate of the Adviser in addition to receiving compensation from the Trust for serving as a Trustee.

Officers

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the five fund portfolios that comprise the Trust.

Name Age Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Jerome B. Schmitt Age: 60 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER Began serving: March 2009 PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc., WesBanco Trust and Investment Services, and WesBanco Bank, Inc.

Deborah Ferdon Age: 57 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER SR. VICE PRESIDENT Began service September 2004	Principal Occupations: Chief Compliance Officer and Senior Vice President of the WesMark Funds, WesBanco Investment Department, WesBanco Trust and Investment Services.

David B. Ellwood Age: 53 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: March 2009 SR. VICE PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

Todd P. Zerega Age: 36 225 Fifth Avenue Pittsburgh, PA 15222	SECRETARY Began serving: September 2004	Principal Occupations: Partner, Reed Smith LLP Previous Positions: Associate, Reed Smith LLP.

JoEllen Legg Age: 49 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began Serving: March 2009

Principal Occupation: Vice President and Associate Counsel, ALPS Fund Services, Inc., since October 2007

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

No officer, director or employee of the adviser or any of its affiliates receives any compensation from the Trust for serving as an officer of the Trust.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE

AS A TRUSTEE OF THE TRUST

* * * * *

INFORMATION REGARDING THE TRUST

As of the close of business on the Record Date, December 27, 2010, the Trust had the following shares outstanding per Fund:

WesMark Small Company Growth Fund	6,542,171.9930
WesMark Growth Fund	20,539,718.7740
WesMark Balanced Fund	5,846,416.1130
WesMark Government Bond Fund	25,223,118.4550
WesMark West Virginia Municipal Bond Fund	8,557,179.2000
Total Outstanding Shares of Trust Entitled To Vote on the Proposal	66,708,604.5350

Each share has voting rights as stated in this Proxy Statement and is entitled to one vote (and a fractional vote for a fractional share).

Service Providers

Investment Adviser. WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Funds and is located at One Bank Plaza, Wheeling, West Virginia 26003.

Administrator and Transfer Agent. ALPS Fund Services, Inc. is the Funds’ Administrator and Transfer Agent and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Underwriter/Distributor. ALPS Distributors, Inc. is the Funds’ Distributor and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Beneficial Owners. Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of the Record Date, to the best of the knowledge of the Trust, National Financial Services LLC FBO Customers of WesBanco Trust & Investment Services, One Bank Plaza, Wheeling, West Virginia, owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of the Trust, as outlined in the following table:

Fund Name	Shares	% of Outstanding Shares
WesMark Small Company Growth Fund	5,853,531.8690	89.47%
WesMark Growth Fund	18,454,814.0520	89.85%
WesMark Balanced Fund	5,342,021.9690	91.37%
WesMark Government Bond Fund	22,411,992.6150	88.85%
WesMark West Virginia Municipal Bond Fund	8,121,996.3040	94.92%

Insofar as each Fund is aware, as of the Record Date, no person owned, beneficially or of record, more than 25% of the outstanding shares of any class of any Fund, except: National Financial Services LLC FBO Customers of WesBanco Trust & Investment Services, One Bank Plaza, Wheeling, West Virginia.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. WesBanco Trust and Investment Services (“Trust Department”) holds its shares of the Funds as nominee for the benefit of customers of WesBanco Trust & Investment Services. The Trust Department is a division of WesBanco Bank, Inc. and provides fiduciary services to customers of the bank, which may include discretionary investment management of the customer’s assets. The Trust Department intends to seek authorization from the committee of WesBanco Bank, Inc. which supervises fiduciary activities to vote in favor of the Proposal with respect to customers who have granted investment discretion to the Trust Department.

As of November 30, 2010, the percentage of shares owned by the Trust’s Trustees and officers as a group did not exceed 1% of the outstanding shares of any of the Funds.

MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting

For the Trust, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

Proxy Statement Costs

The cost of preparing, printing and mailing the proxy card, notice of meeting and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid by the Trust. Because the Proposal described in this Proxy Statement will benefit the Trust and its shareholders, the Board has authorized that the cost and expenses described above, including the costs associated with soliciting proxies, be paid by the Funds, whether or not the Proposal is approved. The costs and expenses will be allocated pro rata between each Fund based on average net assets.

Solicitation of Proxies

Officers of the Trust and employees of certain of the Trust’s service providers, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they may be reimbursed by the Trust for their expenses to the extent the Trust would have directly borne those expenses.

Currently, if the Trust determines to retain the services of a proxy solicitation firm, the Trust anticipates retaining Broadridge Financial Solutions, Inc. Any proxy solicitation firm engaged by the Trust, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy card originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person. Should shareholders require additional information regarding the proxy card or a replacement proxy card, they may contact us toll-free at 1-800-864-1013 if you have any questions. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy card promptly. You may vote your shares by completing and signing the enclosed proxy card and mailing the proxy card in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the enclosed proxy card and accompanying materials. You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting

The Trust has arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting

You may also vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers

Shares owned of record by a broker-dealer for the benefit of its customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the Proposal. Beneficial owners of street account shares cannot vote at the Meeting. Only record owners may vote at the Meeting.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions (but not broker non-votes) will have the same effect as a vote against the Proposal.

Quorum and Voting

Shareholders of the Trust will vote collectively on the election of the Nominees. The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum.

Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the Proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum exists for the Proposal. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the Proposal.

The Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that the two Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected.

In the event a quorum is not present or sufficient votes in favor of the Proposal set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment. A vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted?

The individuals named as proxies on the proxy ballot (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to the Nominees, you may direct the proxy holders to vote your shares in the following manner (in each case by checking the appropriate boxes):

•	“FOR ALL” Trustees; or
•	“FOR ALL EXCEPT” certain Trustees for whom you choose to withhold authority to vote; or
•	“WITHHOLD AUTHORITY FOR ALL” Trustees.

If you properly execute and return a proxy card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the Nominees named in this Proxy Statement for Trustee.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by (i) delivering a written notice to the Trust expressly revoking your proxy, (ii) signing and forwarding to the Trust a later-dated proxy, or (iii) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals

The Trust is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Reports to Shareholders and Financial Statements

The Annual Report to shareholders of the Funds dated December 31, 2009, which includes financial statements of the Funds, and the Semi-Annual Report to shareholders of the Funds dated June 30, 2010 have previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for the Trust, please call 1-800-864-1013, write to WesMark Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.wesmarkfunds.com.

To avoid sending duplicate copies of materials to households, the Trust mails only one copy of each report to shareholders having the same address and tax identification number on the Fund’s records, unless the Trust has received contrary instructions from shareholders. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-800-864-1013. You may also notify the transfer agent in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Exhibit A

WESMARK FUNDS

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DYNAMIC CALLING - POSITION C - EFN LINE 1
		For	Withhold	For All	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES:		All	All	Except

1. To elect two Trustees for the Fund:		☐	☐	☐
NOMINEES:
(01) Richard A. Hay
(02) Mark M. Gleason

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

<XXXXX>2

PROXY CARD

WESMARK FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2011

The undersigned, revoking prior proxies, hereby appoints Jerome B. Schmitt, David B. Ellwood and Deborah Ferdon, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of WesMark Funds (the “Trust”) to be held at WesBanco Bank, Inc., One Bank Plaza, Wheeling, WV, on January 21, 2011, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. You may review the Proxy Statement at www.wesmarkfunds.com.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.